SIDNEY NEUHOF
                          Certified Public Accountant
                               125 Michael Drive
                                   Suite 101
                            Syosset, New York 11791
                               Tel. 516-921-1739




               Consent of Independent Certified Public Accountant



I hereby consent to the use in this registration statement on Form SB-2 of my report dated February 25, 1998.


                                   /s/ Sidney Neuhof
                                   Sidney Neuhof, C.P.A.
S. Neuhof
New York
January 20, 1999